UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  January 8, 2022

AMERICAS TECHNOLOGY ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39807	N / A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

16500 Dallas Pkwy #305

Dallas, TX 75248

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:  (303) 885-8688

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Ordinary Share, par value $0.0001 per share, and one-half of one Redeemable Warrant	ATA.U	The New York Stock Exchange
Ordinary Shares, $.0001 par value per share	ATA	The New York Stock Exchange
Warrants, each whole warrant exercisable for one Ordinary Share, each whole Warrant exercisable for $11.50 per share	ATA WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02.	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On January 8, 2022, the audit committee of the board of directors of Americas Technology Acquisition Corp. (the “Company”) concluded, after discussion with the Company’s management, that (i) the Company’s audited balance sheet as of December 17, 2020 filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on December 23, 2020, (ii) the Company’s audited financial statements as of December 31, 2020 contained in the Company’s Annual Report on Form 10-K filed with the SEC on March 31, 2021, (iii) the Company’s unaudited financial statements as of March 31, 2021 contained in the Company’s Current Report on Form 10-Q filed with the SEC on July 8, 2021, (iv) the Company’s unaudited financial statements as of June 30, 2021 contained in the Company’s Current Report on Form 10-Q filed with the SEC on August 12, 2021 and (v) the Company’s unaudited financial statements as of September 30, 2021 contained in the Company’s Current Report on Form 10-Q filed with the SEC on November 16, 2021 should no longer be relied upon due to the reclassification of all of the Company’s ordinary shares as temporary equity.

In light of the above, the Company’s Chief Executive Officer and Chief Financial Officer carried out an evaluation of the effectiveness of the design and operation of the Company’s disclosure controls and procedures. Based upon their evaluation, the Company’s Chief Executive Officer and Chief Financial Officer concluded that the Company’s disclosure controls and procedures were not effective during the period of time the error described above persisted, due to a material weakness in internal controls over financial reporting in analyzing complex financial instruments. In light of this material weakness, the Company performed additional analysis as deemed necessary to ensure that the Company’s unaudited interim financial statements were prepared in accordance with U.S. generally accepted accounting principles. The Company will reflect the restatements of the Company’s financial statements identified above in Note 2 of the financial statements to be included in the Company’s Annual Report on Form 10-K/A for the year ended December 31, 2020 and the Company’s Quarterly Report on Form 10-Q/A for the quarterly periods ended March 31, 2021, June 30, 2021 and September 30, 2021, and accordingly, management believes that the financial statements to be included in such reports will present fairly in all material respects the Company’s financial position, results of operations and cash flows for the periods presented.

The Company has discussed the matters disclosed in this Current Report on Form 8-K with its independent registered public accounting firm, WithumSmith+Brown, PC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Americas Technology Acquisition Corp.

	By:	/s/ Jorge Marcos
Name: Jorge Marcos
Title: Chief Executive Officer

Dated: January 10, 2022

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